Exhibit 10.25.1

AMENDMENT NO. 1 TO

SALE AND SERVICING AGREEMENT

     THIS AMENDMENT NO. 1 TO SALE AND SERVICING AGREEMENT, dated as of May 28, 2004 (this “Amendment”), is entered into by and among

     (1) CAPITALSOURCE FUNDING III LLC, a Delaware limited liability company, as the seller (together with its successors and assigns in such capacity, the “Seller”);

     (2) CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (“CapitalSource Finance”), as the originator (together with its successors and assigns in such capacity, the “Originator”), and as the servicer (together with its successors and assigns in such capacity, the “Servicer”);

     (3) VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, “VFCC”), and as the conduit purchaser (together with their successors and assigns in such capacity, the “Conduit Purchaser”);

     (4) WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Wachovia”), as the swingline purchaser (together with its successors and assigns in such capacity, the “Swingline Purchaser” and collectively with the Conduit Purchaser, the “Purchasers”);

     (5) WACHOVIA CAPITAL MARKETS, LLC, a Delaware corporation (together with its successors and assigns, “WCM”), as the agent for VFCC (together with its successors and assigns in such capacity, the “VFCC Agent”) and as the Administrative Agent (together with its successors and assigns in such capacity, the “Administrative Agent”); and

     (6) WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), not in its individual capacity but as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”), and not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”).

     Capitalized terms used but not defined herein are used as defined in the Agreement (defined below).

     WHEREAS, the parties hereto entered into that certain Sale and Servicing Agreement, dated as of April 20, 2004 (as further amended, supplemented, modified or restated from time to time, the “Agreement”);

     WHEREAS, the parties hereto desire to amend the Agreement as provided herein;

     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Amendments.

     (a) Section 1.1 of the Agreement is hereby amended by adding the following new definitions thereto:

     “Distributions”: All dividends, payments (including, without limitation, payments of principal and interest on the Series 2002-1 Notes, Series 2002-2 Notes and Series 2003-1 Notes), deferred payments, money and other distributions (whether in cash or in kind) on and all interest on and in respect of, and all proceeds of, any of the LLC Interests or the Collateral, of whatever kind or description, real or personal, whether in the ordinary course or in partial or total liquidation or dissolution, or any recapitalization, reclassification of capital, or reorganization or reduction of capital, or otherwise.

     “First Tier Assignment and Pledge Agreement”: That certain First Tier Assignment and Pledge Agreement, dated as of May 28, 2004, by and between CapitalSource Finance LLC, as the assignor, and CapitalSource Funding III LLC, as the assignee, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

     “LLC Assets”: All right, title and interest of the Seller in the membership interests in the Series 2002-1 LLC, Series 2002-2 LLC, Series 2003-1 LLC, all rights to any Distributions thereon or on the Series 2002-1 Notes, the Series 2002-2 Notes and the Series 2003-1 Notes, and all rights of the Seller in, to and under the First Tier Assignment and Pledge Agreement, the Second Tier Assignment and Pledge Agreement, the Series 2002-1 LLC Agreement, the Series 2002-2 LLC Agreement and the Series 2003-1 LLC Agreement.

     “Second Tier Assignment and Pledge Agreement”: That certain Second Tier Assignment and Pledge Agreement, dated as of May 28, 2004 by and between CapitalSource Funding III LLC, as the assignor, and the Administrative Agent, on behalf of the Secured Parties, as the assignee, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

     “Series 2002-1 Class C Notes”: The Series 2002-1 Class C Notes issued pursuant to the Series 2002-1 Indenture.

     “Series 2002-1 Class D Notes”: The Series 2002-1 Class D Notes issued pursuant to the Series 2002-1 Indenture.

     “Series 2002-1 Indenture”: That certain Indenture, dated as of May 16, 2002, by and between CapitalSource Commercial Loan Trust 2002-1, as the issuer, and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), not in its individual capacity but solely in its capacity as the indenture trustee, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

     “Series 2002-1 LLC”: CapitalSource Commercial Loan LLC, 2002-1, a Delaware limited liability company.

     “Series 2002-1 LLC Agreement”: The operating agreement for the Series 2002-1 LLC, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

     “Series 2002-1 Notes”: Collectively, the 2002-1 Class C Notes and the Series 2002-1 Class D Notes.

     “Series 2002-1 SSA”: That certain Sale and Servicing Agreement, dated as of May 16, 2002, by and among CapitalSource Commercial Loan Trust 2002-1, as the trust, CapitalSource Commercial Loan LLC, 2002-1, as the trust depositor, CapitalSource Finance LLC, as the originator and as the servicer, and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), as the indenture trustee and the backup servicer, as such agreement is amended, modified, waived, supplemented or restated from time to time.

     “Series 2002-2 Class D Notes”: The Series 2002-2 Class D Notes issued pursuant to the Series 2002-2 Indenture.

     “Series 2002-2 Class E Notes”: The Series 2002-2 Class E Notes issued pursuant to the Series 2002-2 Indenture.

     “Series 2002-2 Indenture”: That certain Indenture, dated as of October 30, 2002, by and between CapitalSource Commercial Loan Trust 2002-2, as the issuer, and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), not in its individual capacity but solely in its capacity as the indenture trustee, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

     “Series 2002-2 LLC”: CapitalSource Commercial Loan LLC, 2002-2, a Delaware limited liability company.

     “Series 2002-2 LLC Agreement”: The operating agreement for the Series 2002-2 LLC, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

     “Series 2002-2 Notes”: Collectively, the Series 2002-2 Class D Notes and the Series 2002-2 Class E Notes.

     “Series 2002-2 SSA”: That certain Sale and Servicing Agreement, dated as of October 30, 2003, by and among CapitalSource Commercial Loan Trust 2002-2, as the trust, CapitalSource Commercial Loan LLC, 2002-2, as the trust depositor, CapitalSource Finance LLC, as the originator and as the servicer, and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), as the indenture trustee and the backup servicer, as such agreement is amended, modified, waived, supplemented or restated from time to time.

     “Series 2003-1 Class D Notes”: The Series 2003-1 Class D Notes issued pursuant to the Series 2003-1 Indenture.

     “Series 2003-1 Class E Notes”: The Series 2002-1 Class E Notes issued pursuant to the Series 2003-1 Indenture.

     “Series 2003-1 Indenture”: That certain Indenture, dated as of April 17, 2003, by and between CapitalSource Commercial Loan Trust 2003-1, as the issuer, and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), not in its individual capacity but solely in its capacity as the indenture trustee, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

     “Series 2003-1 LLC”: CapitalSource Commercial Loan LLC, 2003-1, a Delaware limited liability company.

     “Series 2003-1 LLC Agreement”: The operating agreement for the Series 2003-1 LLC, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

     “Series 2003-1 Notes”: Collectively, the Series 2003-1 Class D Notes and the Series 2003-1 Class E Notes.

     “Series 2003-1 SSA”: That certain Sale and Servicing Agreement, dated as of April 17, 2003, by and among CapitalSource Commercial Loan Trust 2003-2, as the trust, CapitalSource Commercial Loan LLC, 2003-2, as the trust depositor, CapitalSource Finance LLC, as the originator and as the servicer, and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), as the indenture trustee and the backup servicer, as such agreement is amended, modified, waived, supplemented or restated from time to time.

     (b) Section 1.1 of the Agreement is hereby amended by amending and restating in their entirety the following definitions:

     “Advance Rate”: With respect to any type of Asset on any date of determination, the corresponding percentage set forth below:

Type of Asset	Advance Rate
Senior Secured ABL Loans	85.0%
Senior Secured Term Loans	80.0%
Stretch Senior Secured Loans	75.0%
Senior B-Note Loans	70.0%
Senior Subordinated Loans	65.0%
Junior Subordinated Loans	50.0%
Leases	80.0%

Type of Asset	Advance Rate
MPAs	80.0%
LLC Assets	100.0%

provided, however, with respect to any Acquired Loans, Assigned Loans, Agented Notes, Participation Loans and DIP Loans, the applicable advance rate will be determined by reference to the type of underlying Loan being acquired, assigned, agented or participated in, as the case may be.

     “Assets”: Loans, Leases and/or LLC Assets, individually or collectively, as the context requires.

     “Collections”: (a) All cash collections and other cash proceeds of any Asset, including, without limitation, Scheduled Payments, Lease Payments, Finance Charges, Prepayments, Insurance Proceeds, Distributions, all Recoveries or other amounts received in respect thereof but excluding any Excluded Amounts, (b) any cash proceeds or other funds received by the Seller or the Servicer with respect to any Related Security, (c) all payments received pursuant to any Hedging Agreement or Hedge Transaction and (d) all Deemed Collections.

     “Concentrations Effective Date”: (i) As to any Loans and Leases, the earlier of: (a) the date that is three months following the more recent of (I) the Closing Date and (II) the closing of a Permitted Securitization Transaction after the Closing Date; or (b) the date on which the Aggregate Outstanding Asset Balance first equals or exceeds $100,000,000 following the more recent of (I) the Closing Date and (II) the closing of a Permitted Securitization Transaction after the Closing Date, and (ii) as to any LLC Assets, there shall be no Concentrations Effective Date.

     “Maximum Availability”: (A) At any time after the Closing Date but prior to the times specified in clauses (B) or (C), an amount equal to the lesser of (x) $100,000,000 and (y) the sum of (a) the lesser of (I) the product of the Borrowing Base and the Weighted Average Advance Rate and (II) the Borrowing Base minus the Minimum Overcollateralization Amount, plus (b) the amount on deposit in the Principal Collections Account received in reduction of the Outstanding Asset Balance of any Asset that is an Eligible Asset; (B) at any time on or after the effective date of an amendment to the CapitalSource Funding I Transaction pursuant to which both the commitment of VFCC thereunder shall have been reduced to $75,000,000 and the aggregate of all amounts payable thereunder to VFCC and/or Wachovia shall have been reduced to $75,000,000, an amount equal to the lesser of (i) $375,000,000 and (ii) the sum of (x) the lesser of (a) the product of the Borrowing Base and the Weighted Average Advance Rate and (b) the Borrowing Base minus the Minimum Overcollateralization Amount, plus (y) the amount on deposit in the Principal Collections Account received in reduction of the Outstanding Asset Balance of any Asset that is an Eligible Asset, and (C) at any time on or after the effective date of an amendment to the CapitalSource Funding I Transaction pursuant to which the commitment of VFCC thereunder shall be reduced to zero and all amounts payable thereunder to VFCC and/or Wachovia shall have been paid in full, an amount equal to the sum of (x) the lesser of (a) the product of the Borrowing Base and the Weighted Average Advance Rate and (b) the Borrowing Base minus the Minimum Overcollateralization Amount, plus (y) the amount on deposit in the Principal Collections Account received in reduction of the Outstanding Asset Balance of any Asset that is an Eligible Asset; provided, however, that during the Amortization

Period and at any time an Overcollateralization Shortfall exists, the Maximum Availability shall be equal to the Advances Outstanding.

     “Outstanding Asset Balance”: (i) With respect to any Loan (other than an MPA) at any time, the sum of (a) the portion of all future Scheduled Payments becoming due under or with respect to such Loan as of such time plus (b) any past due Scheduled Payments with respect to such Loan (other than with respect to those payments to the extent a Servicer Advance is outstanding with respect thereto) as of such time, (ii) with respect to any MPA at any time, (a) the purchase price for such Loan paid by the Originator to the SLP Financing Originator under the Acquisition Agreement or (b) if such MPA was originated by the Originator, the original principal amount thereof funded by the Originator, (iii) with respect to any Lease at any time, the sum of (a) the Discounted Value of the remaining Lease Payments under the related Lease Contract as of such time, plus (b) the aggregate Uncollected Billings as of such time (other than with respect to those payments to the extent a Servicer Advance is outstanding with respect thereto), and (iv) with respect to LLC Assets as of any Determination Date an amount equal to (a) with respect to the Series 2002-1 LLC, the product of the Aggregate Outstanding Loan Balance (as defined in the Series 2002-1 SSA) as of any Determination Date and 82.5% minus the Outstanding Principal Amount (as defined in the Series 2002-1 SSA) of the Offered Notes (as defined in the Series 2002-1 SSA) as of any Determination Date, (b) with respect to the Series 2002-2 LLC, the product of the Aggregated Outstanding Loan Balance (as defined in the Series 2002-2 SSA) as of any Determination Date and 82.5% minus the Outstanding Principal Amount (as defined in the Series 2002-2 SSA) of the Offered Notes (as defined in the Series 2002-2 SSA) other than the Series 2002-2 Class D Notes as of any Determination Date, (c) with respect to the Series 2003-1 LLC, the product of the Aggregate Outstanding Loan Balance (as defined in the Series 2003-1 SSA) as of any Determination Date and 82.5% minus the Outstanding Principal Amount (as defined in the Series 2003-1 SSA) of the Offered Notes (as defined in the Series 2003-1 SSA) other than the Series 2003-1 Class D Notes as of any Determination Date; provided, that, notwithstanding anything to the contrary contained herein, for purposes of determining the Aggregate Outstanding Asset Balance, if any portion of an Asset is deemed to be “charged-off” in accordance with the provisions of the definition of Charged-Off Asset, then the entire Asset shall be deemed to have an Outstanding Asset Balance of zero, except for purposes of calculating the Average Pool Charged-Off Ratio.

     “SPE Obligor”: (a) With respect to any Loan acquired from PrivateSource, an Obligor that (i) is organized as a special purpose entity and is not an operating entity and (ii) has as its primary assets loans to, and a security interest in the assets of, Pooled Debtors, and (b) with respect to any LLC Asset, any of CapitalSource Commercial Loan Trust 2002-1, CapitalSource Commercial Loan Trust 2002-2, and CapitalSource Commercial Loan Trust 2003-1.

     “Transaction Documents”: The Agreement, the Sale Agreement, each Hedging Agreement, the Hedge Guaranty, the Lock-Box Agreement, the Intercreditor Agreement, the First Tier Assignment and Pledge Agreement, the Second Tier Assignment and Pledge Agreement, each Variable Funding Certificate, the VFCC Fee Letter, any Additional Agent Fee Letters, any Additional Purchaser Agreements, the Backup Servicer Fee Letter, the Collateral Custodian Fee Letter, any UCC financing statements filed pursuant to the terms of this Agreement, and any additional document the execution of which is necessary or incidental to carrying out the terms of the foregoing documents.

     (b) Clause 1(v) of the definition of “Eligible Asset” in Section 1.1 of the Agreement is hereby amended by adding the following after the words “for inclusion in the Collateral”:

     “; it being understood that selection procedures used by the Seller or Originator for the inclusion of Assets in one or more of its various securitizations or other financing facilities and which are solely intended to obtain the most beneficial advance rates thereunder and/or otherwise maximize the efficiency of such facilities, shall not be deemed to be adverse procedures for purposes of this paragraph”.

     (c) The definition of “Pool Concentration Criteria” in Section 1.1 of the Agreement is hereby amended by adding after the words “Aggregate Outstanding Asset Balance” in the introductory clause thereof the following: "(calculated by excluding the Outstanding Asset Balance of any LLC Assets)”.

     (d) Clause (15) of the definition of “Pool Concentration Criteria” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

     “(15) The number of SPE Obligors shall not exceed four.”

     (e) The definition of “Required Asset Documents” in Section 1.1 of the Agreement is hereby amended by adding the following new clause (c) to the end thereof:

     “(c) With respect to any LLC Asset, the documents required to be delivered to the Collateral Custodian pursuant to and in accordance with the First Tier Assignment and Pledge Agreement and the Second Tier Assignment and Pledge Agreement as indicated on the Asset List.”

     (f) Notwithstanding anything to the contrary contained in the Agreement, the LLC Assets shall be deemed to be “Eligible Assets”; provided, that, (i) the LLC Assets related to the Series 2002-1 LLC shall cease to be “Eligible Assets” upon the earlier to occur of the date on which (a) the Outstanding Principal Balance (as defined in the Series 2002-1 SSA) of all classes of Offered Notes (as defined in the Series 2002-1 SSA) is reduced to zero and paid in full or (b) any Additional Principal Amount (as defined in the Series 2002-1 SSA) is paid on any class of Offered Notes (as defined in the Series 2002-1 SSA), (ii) the LLC Assets related to the Series 2002-2 LLC shall cease to be “Eligible Assets” upon the earlier to occur of the date on which (a) the Outstanding Principal Balance (as defined in the Series 2002-2 SSA) of all classes of Offered Notes (as defined in the Series 2002-2 SSA) is reduced to zero and paid in full or (b) any Additional Principal Amount (as defined in the Series 2002-2 SSA) is paid on any class of Offered Notes (as defined in the Series 2002-2 SSA), and (iii) the LLC Assets related to the Series 2003-1 LLC shall cease to be “Eligible Assets” upon the earlier to occur of the date on which (a) the Outstanding Principal Balance (as defined in the Series 2003-1 SSA) of all classes of Offered Notes (as defined in the Series 2003-1 SSA) is reduced to zero and paid in full or (b) any Additional Principal Amount (as defined in the Series 2003-1 SSA) is paid on any class of Offered Notes (as defined in the Series 2003-1 SSA).

     (g) The Seller and Servicer hereby agree to recalculate the Outstanding Asset Balance of any LLC Assets included as part of the Collateral on each Determination Date and include such information as part of any Monthly Report delivered under the Agreement.

     Section 2. Agreement in Full Force and Effect as Amended.

     Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement as amended by this Amendment, as though such terms and conditions were set forth herein.

     Section 3. Conditions Precedent.

     This Amendment shall not be effective until having been duly executed by, and delivered to, the parties hereto.

     Section 4. Miscellaneous.

     (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

     (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

     (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

     (e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

     (f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

     (g) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY HEREBY AGREES TO THE NON–EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH SECURED

PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

     (h) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	CAPITALSOURCE FUNDING III LLC

	By:	/s/ Steven A. Museles
	Name:	Steven A. Museles
	Title:	Senior Vice President

CapitalSource Funding III LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815
Attention: Controller
Facsimile No.: (301) 841–2375
Confirmation No.: (301) 841–2731

THE ORIGINATOR AND SERVICER:	CAPITALSOURCE FINANCE LLC

	By:	/s/ Steven A. Museles
	Name:	Steven A. Museles
	Title:	Senior Vice President

CapitalSource Finance LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815
Attention: Controller
Facsimile No.: (301) 841–2375
Confirmation No.: (301)
841–2731

[Signatures Continued on the Following Page]

S-1	[Amendement No. 1 to Sale and Servicing Agreement]

VFCC:	VARIABLE FUNDING CAPITAL
CORPORATION
Commitment:
	By:	Wachovia Capital Markets, LLC,
$375,000,000		as attorney-in-fact

	By:	/s/ Bryan P. McGrath
	Name:	Bryan P. McGrath
	Title:	Vice President

Variable Funding Capital Corporation
c/o Wachovia Capital Markets, LLC
One Wachovia Center, Mail Code: NC0600
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No.: (704) 383-9579
Confirmation No.: (704) 374-2520

With respect to notices required pursuant to Section 13.2, a copy of notices sent to VFCC shall be sent to:

Lord Securities Corp.
2 Wall Street, 19th Floor
New York, New York 10005
Attention Vice President
Facsimile No.: (212) 346-9012
Confirmation No.: (212) 346-9008

THE ADMINISTRATIVE AGENT AND THE VFCC AGENT	WACHOVIA CAPITAL MARKETS, LLC

	By:	/s/ Paul A. Burkhart
	Name:	Paul A. Burkhart
	Title:	Vice President

Wachovia Capital Markets, LLC
One Wachovia Center, Mail Code: NC0600
Charlotte, North Carolina 28288
Attention: Raj Shah
Facsimile No.: (704) 383-7979
Confirmation No.: (704) 374-6230

[Signatures Continued on the Following Page]

S-2	[Amendement No. 1 to Sale and Servicing Agreement]

THE SWINGLINE PURCHASER:	WACHOVIA BANK, NATIONAL
ASSOCIATION

Commitment:

$50,000,000	By:	/s/ Raj Shah
	Name:	Raj Shah
	Title:	Director

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0600
Charlotte, North Carolina 28288
Attention: Raj Shah
Facsimile No.: (704) 383-7979
Confirmation No.: (704) 374-6230

[Signatures Continued on the Following Page]

S-3	[Amendement No. 1 to Sale and Servicing Agreement]

THE BACKUP SERVICER:	WELLS FARGO BANK, NATIONAL
AND THE COLLATERAL	ASSOCIATION, not in its individual capacity but
CUSTODIAN:	solely as Backup Servicer

	By:	/s/ Joe Nardi
	Name:	Joe Nardi
	Title:	Vice President

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services
Collateral-Backed
Administration
Facsimile No.: (612) 667-3539
Confirmation No.: (612) 667-8058

[Signatures Continued on the Following Page]

S-4	[Amendement No. 1 to Sale and Servicing Agreement]

Acknowledged and Agreed to
as of the date first written above.

WACHOVIA BANK, NATIONAL ASSOCIATION,
as the Hedge Counterparty

By:	/s/ Bruce Young
Name:	Bruce Young
Title:	Senior Vice President

Wachovia Bank, National Association
One Wachovia Center, DC-8
Charlotte, North Carolina 28202-0600
Attention: Bruce M. Young
Facsimile No.: (704) 383-0575
Confirmation No.: (704) 383-8778

S-5	[Amendement No. 1 to Sale and Servicing Agreement]